UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

[x]   Filed by the Registrant       [ ]. Filed by a Party other than the Registrant

Check the appropriate box:

[ ]	Preliminary Information Statement

[x].	Definitive Information Statement Only

[ ]	Confidential, for Use of the Commission (as permitted by Rule 14c)

Defense Technologies International Corp.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x].	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party: ____________________________

(4)	Date Filed: ____________________________

1

DEFENSE TECHNOLOGIES INTERNATIONAL CORP.

2683 Via De La Valle, Suite G418, Del Mar

California 92014

Phone: (800) 520-9485

Email: dtii@defensetechnologiesint.com

NOTICE OF ACTION BY WRITTEN CONSENT OF OUR STOCKHOLDERS

Date of Mailing: October 5, 2020

To Our Stockholders:

The attached Information Statement is furnished by the Board of Directors of Defense Technologies International Corp., a Delaware corporation (“DTII”, the “Company,” “we” or “us”). The Company is a public company registered with the Securities and Exchange Commission (the “SEC”). The Information Statement has been filed with the SEC and is being furnished, pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of actions we are taking pursuant to written consents representing a majority of the voting power of our Common Stock, in lieu of a meeting of stockholders.

On September 1, 2020, our Board of Directors and holders of Series “A” Convertible Preferred Stock that carry Common Stock voting rights equal to 292,486,900 shares, or approximately 93.34% of the voting power of our issued and outstanding Common Stock, consented in writing to amend the Company's Certificate of Incorporation. This consent was sufficient under Delaware law to approve and file a Certificate of Amendment that amends our Certificate of Incorporation. The attached Information Statement describes the Certificate of Amendment approved by written consent, which will increase the Company’s authorized shares of Common Stock to 400,000,000 shares from 200,000,000 shares. The change in authorized capital will become effective no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the actions taken by written consent of stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

/s/ Merrill W. Moses
President and CEO, Director

DEFENSE TECHNOLOGIES INTERNATIONAL CORP.

2683 Via De La Valle, Suite G418

Del Mar, California 92014

INFORMATION STATEMENT REGARDING CORPORATE ACTION TAKEN BY

WRITTEN CONSENT IN LIEU OF SPECIAL MEETING.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATIOIN STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to stockholders of Defense Technologies International Corp., a Delaware corporation (“DTII,” the “Company,” “we” or “us”), to advise them of corporate actions we are taking by written consent. The actions have been authorized by our Board of Directors and the written consents of holders of our Series “A” Convertible Preferred Stock (the “Preferred Stock”), which carry Common Stock voting rights of 100 votes for each share of Preferred Stock. The Preferred Stock voting rights equal 292,486,900 votes, or approximately 93.34% of the voting power of our issued and outstanding Common Stock, as of the record date of September 1, 2020 (the “Record Date”). These actions are being taken without notice, meetings or votes in accordance with the Delaware General Corporation Law, the Company’s Certificate of Incorporation and its Bylaws. This Information Statement is being mailed to our stockholders as of the Record Date.

On September 1, 2020, the Board of Directors approved and recommended to stockholders for approval, an amendment to the Company's Certificate of Incorporation to increase our authorized shares of Common Stock to 400,000,000 shares from 200,000,000 shares. A copy of the Certificate of Amendment is attached to this Information Statement as Appendix “A”.

Also, on September 1, 2020, holders of 2,924,869 shares of Preferred Stock, representing Common Stock voting power of 292,486,900 votes, or approximately 93.34%, of Common Stock voting power (a majority of voting power), consented in writing to approve the Certificate of Amendment. This written consent is sufficient under Delaware law to approve the actions.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to the action being taken.  In addition, pursuant to Delaware law, the actions being taken by majority written consent in lieu of a special stockholder meeting do not create appraisal or dissenters’ rights.

Our Board of Directors determined to pursue stockholder action by majority written consent of those shares entitled to vote, to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above actions in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above, and our other stockholders will not be given an opportunity to vote with respect to the actions taken.  All necessary corporate approvals have been obtained and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports we file with the SEC may contain "forward-looking statements." Any statements contained herein, other than statements of historical fact, may be deemed "forward-looking statements" including management’s current expectations, estimations, projections, or any statement of assumptions underlying the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements may relate to our future business or financial performance.

Forward-looking statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control. Actual results may differ materially depending on a variety of important factors, including factors discussed herein and set forth in reports and other documents that we file from time-to-time with the SEC.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

As of the date of the written consents by stockholders, DTII had issued and outstanding 20,860,677 shares of Common Stock and 2,924,869 shares of Series “A” Convertible Preferred Stock. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders, and each share of Preferred Stock has Common Stock voting power of 100 votes per share.

On September 1, 2020, stockholders representing 2,924,869 shares of Preferred Stock executed and delivered to the Board of Directors written consents, equaling voting power of 292,486,900 shares of Common Stock, approving the amendment to increase authorized shares of Common Stock.  Because the action was approved by stockholders owning a majority of our outstanding Common Stock voting power, no proxies are being solicited with this Information Statement. No consideration was paid for the consents.

Delaware corporate law provides in substance that unless a company’s certificate of incorporation provide otherwise, stockholders may take any action without a meeting of stockholders, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by stockholders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize and take such action at a meeting at which all shares entitled to vote thereon were present voted.

NO APPRAISAL RIGHTS

Under Delaware corporate law, stockholders have no appraisal or dissenters' rights in connection with the actions set forth in the Certificate of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders, pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances, we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our Admin. Advisory Officer at (800) 520-9485, and requests in writing should emailed to dtii@defenstetechnologiesintl.com. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

General

Our Certificate of Incorporation currently authorizes 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock.

On September 1, 2020, the Board of Directors and consenting stockholders approved the filing of an amendment to our Certificate of Incorporation to increase the authorized shares of Common Stock to 400,000,000 shares from 200,000,000 shares.

Reasons for the Increase in Authorized Shares of Common Stock

Our Certificate of Incorporation presently authorize 200,000,000 shares of Common Stock.  As of September 1, 2020, there were 20,860,677 shares of Common Stock outstanding.  In order to provide future funding for the Company’s operations, it will be necessary to issue additional shares of Common Stock, or other instruments that are convertible into Common Stock. Most lenders that fund convertible instruments require that the borrower direct its stock transfer agent to establish a reserve of authorized shares to be available for conversion of the lender’s convertible notes.  If the market price of the borrower’s convertible stock declines, the reserve may be required to be increased.  In the event that there are insufficient authorized shares to honor a conversion notice, there may be contractual penalties payable by the borrower. The increase in the Company’s authorized shares to 400,000,000 shares from 200,000,000 shares is intended to provide adequate authorized shares to cover the Company’s possible funding needs for at least the next 12 months.

Principal Effects of the Increase in Authorized Shares of Common Stock

While the authorization of additional shares of Common Stock is intended to increase our financial flexibility, it could also lead to dilution of the existing stockholders in the event that additional shares are sold for less than the current market price (or in the case of convertible debt, if the conversion price is less than our present market price). This is likely in the case of convertible debt, as convertible lenders typically require that they be permitted to convert at a discount from the market price at the time of conversion.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the change in authorized capitalization shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company.  We anticipate the effective date to be on or about October 28, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 1, 2020, with respect to the holdings of (i) each person who is the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors, (iii) each executive officer, and (iv) all of our current directors and executive officers as a group.

Beneficial ownership of the Common Stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of Common Stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of September 1, 2020. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. Applicable percentage ownership in the following table, unless otherwise noted, is based on 20,860,677 shares of Common Stock outstanding as of September 1, 2020 plus, for each individual, any securities that individual has the right to acquire within 60 days of that date. For holders of Series “A” Preferred Stock, percentage ownership is based on the aggregate number of shares of Common Stock and Preferred Stock outstanding.

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership(1)	of Class(2)

Directors and Executive Officers:
Merrill W. Moses, President & CEO 2683 Via De La Valle, Suite G418 Del Mar, California 92014	1,000,468	0.0320%
Charles C. Hooper, Director 2683 Via De La Valle, Suite G418 Del Mar, California 92014	167	0.0001%

 5% Beneficial Owners:

  EMAC Handels AG(3)

      Schuetzenstr. 22

      Pfaeffikon,Switzerland

Series “A” Preferred Stock Owners:

  AMC Service GmbH, Daniel Lacher, Control Person

    Alte Greifenseestrasse 16, Volketswil/Switzerland

  Emac Handels AG, Reinhard Hiestand, Control Person,

    Churerstr. 106, Pfaeffikon/Switz

  Velania Treuhand AG, Thomas Hiestand, Control Person

    Churerstr. 106, Pfaeffikon/Switz

  Reinhard Heistand

   Churerstr. 106, Pfaeffikon/Switz

	1,374,605 390,234 (39,023,400 votes) 2,282,635 (228,263,500 votes) 390,234 (39,023,400 votes) 152,000 (15,200,000 votes)	0.438% 12,45% 72.85% 12.45% 4.85%
All directors and executive officers as a group (2 person)	1,000,635	0.0321%

_________________________

(1)Unless otherwise indicated, the named person will be the record and beneficially owner of the shares indicated.

(2)Percent of shares is based on 20,860,677 shares of Common Stock outstanding as of September 1, 2020, except for holders of Series “A” Preferred Stock, which is based on the aggregate number of shares of Common Stock and Preferred Stock outstanding.

(3)EMAC Handels AG is a Swiss company located in Pfaeffikon, Switzerland, owned and controlled by Reinhard Hiestand.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

* Annual Report on Form 10-K for the fiscal year ended April 30, 2020 and

* Quarterly Reports on Form 10-Q for the periods ended July 31, 2019, October 31, 2019, January 31, 2020 and July 31, 2020.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors
/s/ Merrill W. Moses
Merrill W. Moses, President and CEO, Director October 5, 2020

   Appendix “A”

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

of

Defense Technologies International Corp.

The undersigned officer Defense Technologies International Corp. (“DTII”) a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST:  That at a meeting of the Board of Directors of

Defense Technologies International Corp.

RESOLVED,  that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “Four” so that, as amended said Article shall be and read as follows:

Article Four:

a) the total number of Common Shares of stock which the corporation shall have the authority to issue shall be increased from two hundred million (200,000,000) to four hundred million (400,000,000) and the par value of each share shall be $0.0001; and

SECOND: That thereafter, pursuant to resolution of its Board of Directors, stockholders with a total of 93.34% of the issued and outstanding shares of the corporation, having not less than the minimum number of votes required to authorize such action, consented without a meeting in writing to the above increase of the Authorized Capital Stock.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 2nd day of September 2020

By:
Authorized Officer
Title: President, Director and CEO
Name: Merrill W. Moses, Authorized Officer